Exhibit 3.23(a)

Submit in duplicate to: Corporations Section P.O. Box 13697 Austin, Texas 78711-3697	Office of the Secretary of State Renewal of Registration of a Limited Liability Partnership	Hope Andrade Secretary of State FILED In the Office of the Secretary of State of Texas MAY 14 2012 Corporations Section
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1.	The name of the partnership is: Shoreline Real Estate Partnership, LLP

2.	The most recent date of registration or renewal of registration is: 5/19/2011

The file number assigned to the registration is: 801125045

3.	The partnership’s federal employer identification number is: 205113596

☐Federal employer identification number information is not available at this time.

4.	The number of general partners as of the date of the application is: 2

There must be at least 2 partners in a Texas partnership that has not filed a certificate of limited partnership with the secretary of state. In a limited partnership, only state the number of general partners; do not include limited partners.

5.	The partnership’s principal office address in Texas or outside of Texas, as applicable, is:

15305 Dallas Parkway, #1600

Addison, TX 75001

6.	The partnership engages in the same business specified in its original registration or in its most recent renewal of registration unless a different statement of business is provided below:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the profisions of law governing the entity to execute this instrument.

Date: 5/07/2012	/s/ Alex Jenkins

Authorized person

For a general partnership, the renewal must be signed by a majority-in-interest of the partners or by one or more partners authorized by a majority-in-interest of the partners. If the partnership is a limited liability limited partnership (LLLP), the renewal must be signed by a general partner.

Come visit us on the Internet @ http://www.sos.state.tx.us/
Phone: 512-463-5555	Fax: 512-463-5709	Dial: 7-1-1 for Relay Services

Submit in duplicate to: Corporations Section P.O. Box 13697 Austin, Texas 78711-3697	Office of the Secretary of State Renewal of Registration of a Limited Liability Partnership	Hope Andrade Secretary of State FILED In the Office of the Secretary of State of Texas APR 14 2011 Corporations Section

1.	The name of the partnership is: Shoreline Real Estate Partnership, LLP

2.	The most recent date of registration or renewal of registration is: 5/19/2010

The file number assigned to the registration is: 801125045

3.	The partnership’s federal employer identification number is:

☒ Federal employer identification number information is not available at this time.

4.	The number of general partners as of the date of the application is: 2

There must be at least 2 partners in a Texas partnership that has not filed a certificate of limited partnership with the secretary of state. In a limited partnership, only state the number of general partners; do not include limited partners.

5.	The partnership’s principal office address in Texas or outside of Texas, as applicable, is:

15305 Dallas Parkway, #1600

Addison, TX 75001

6.	The partnership engages in the same business specified in its original registration or in its most recent renewal of registration unless a different statement of business is provided below:

Effectiveness of Filing (Select either A or B)

A. ☐ This document becomes effective when the document is filed by the secretary of state.

B. ☒ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is: 5/19/2011

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the profisions of law governing the entity to execute this instrument.

Date: 4/11/2011	/s/ Alex Jenkins

Alex Jenkins, authorized person

For a general partnership, the renewal must be signed by a majority-in-interest of the partners or by one or more partners authorized by a majority-in-interest of the partners. If the partnership is a limited liability limited partnership (LLLP), the renewal must be signed by a general partner.

Come visit us on the Internet @ http://www.sos.state.tx.us/
Phone: 512-463-5555	Fax: 512-463-5709	Dial: 7-1-1 for Relay Services

Submit in duplicate to: Corporations Section P.O. Box 13697 Austin, Texas 78711-3697	Office of the Secretary of State Renewal of Registration of a Limited Liability Partnership	Hope Andrade Secretary of State FILED In the Office of the Secretary of State of Texas APR 28 2010 Corporations Section

1.	The name of the partnership is: Shoreline Real Estate Partnership, LLP

2.	The most recent date of registration or renewal of registration is: 05/19/2009

The file number assigned to the registration is: 801125045

3.	The partnership’s federal employer identification number is:

☐ Federal employer identification number information is not available at this time.

4.	The number of general partners as of the date of the application is: 2

There must be at least 2 partners in a Texas partnership that has not filed a certificate of limited partnership with the secretary of state. In a limited partnership, only state the number of general partners; do not include limited partners.

5.	The partnership’s principal office address in Texas or outside of Texas, as applicable, is:

15305 Dallas Parkway, #1600

Addison, TX 75001

6.	The partnership engages in the same business specified in its original registration or in its most recent renewal of registration unless a different statement of business is provided below:

Effectiveness of Filing (Select either A or B)

A. ☐ This document becomes effective when the document is filed by the secretary of state.

B. ☒ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is: 05/19/2010

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the profisions of law governing the entity to execute this instrument.

Date: April 26, 2010	Shoreline Real Estate Partnership, LLP

Alex Jenkins, authorized person

For a general partnership, the renewal must be signed by a majority-in-interest of the partners or by one or more partners authorized by a majority-in-interest of the partners. If the partnership is a limited liability limited partnership (LLLP), the renewal must be signed by a general partner.

Come visit us on the Internet @ http://www.sos.state.tx.us/
Phone: 512-463-5555	Fax: 512-463-5709	Dial: 7-1-1 for Relay Services

Form 701 (Revised 01/06) Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 Filing Fee: See instructions	Registration of a Limited Liability Partnership	This space reserved for office use FILED In the Office of the Secretary of State of Texas MAY 19 2009 Corporations Section

Entity Information

The name of the partnership is:

Shoreline Real Estate Partnership, LLP

The partnership is a:	☒ General Partnership	☐ Limited Partnership

The federal employer identification number of the partnership is: 20-5113596

☐ The partnership has not obtained a federal employer identification number at this time.

Number of Partners

The number of partners at the date of the application is: 2

In a limited partnership, only state the number of general partners. Do not include limited partners.

Principal Office

The street address of the partnership’s principal office in this state or outside of this state, as applicable, is:

15305 Dallas Parkway #1600	Addison, TX	USA	75001
Street or Mailing Address	City	State Country	Zip Code

Statement of Partnership’s Business

The partnership’s business is:

healthcare management

Form 701	RECEIVED MAY 19 2009 Secretary of State

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Effectiveness of Filing

Select either A or B

A. ☒ This document becomes effective when the document is filed by the secretary of state.

B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.

Date: May 13, 2009

Signature: Alex Jenkins, authorized person

For a general partnership, the registration must be signed by a majority-in-interest of the partners, or by one or more partners authorized by a majority-in-interest of the partners. For a limited partnership, any general partner may sign.

Additional Signature:

Additional Signature:

Form 701

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